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                                                               Exhibit 10(y)

                              FORM OF AGREEMENT

         AGREEMENT by and among Solutia, Inc., a Delaware corporation ("Solutia"), CPFilms, Inc., a Delaware corporation and wholly owned subsidiary of Solutia ("CPF"; and together with Solutia collectively, the "Company"), and Kent J. Davies (the "Executive"), dated as of ____________, 2006 (the "Effective Date").

         The Board of Directors of the Company (the "Board") has determined that it is in the best interests of the Company and its stakeholders to assure that the Company will have the continued dedication of the Executive until and for a period of time following the Emergence Date (as defined below). Therefore, in order to accomplish these objectives, the Board has caused the Company to enter into this Agreement.

         NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

         1. Emergence Date. The Emergence Date means at such time, if ever,
            --------------
at which the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") shall have confirmed a plan of reorganization of the Company under Chapter 11 of the United States Bankruptcy Code (the "Chapter 11 Case") and such plan shall have become effective.


         2. Employment Period. The Company hereby agrees to employ the
            -----------------
Executive, and the Executive hereby agrees to remain in the employ of the Company subject to the terms and conditions of this Agreement, for the period (the "Employment Period") commencing on the Effective Date and ending on the date that is the six month anniversary of the Emergence Date. Where the context permits, all references to the Company shall include an affiliate of the Company by which the Executive is employed. As used in this Agreement, the term "affiliate" or "affiliated companies" shall include any company controlled by, controlling or under common control with the Company. The obligations of the Company and the Executive under this Agreement including, without limitation, the obligations under Sections 5, 6 and 7, shall survive the termination of the Employment Period to the extent necessary to accomplish the purposes thereof.

         3. Terms of Employment.
            -------------------

                  (a) Position and Duties.
                      -------------------

                           (i) During the Employment Period, the Executive shall serve as Senior Vice President, Solutia Inc. and President, CPFilms reporting directly to the Company's Chief Executive Officer, with authority, duties and responsibilities consistent with such position and as may be reasonably assigned to him from time to time by the Company's Chief Executive Officer.

                           (ii) During the Employment Period, the Executive shall serve the Company faithfully, diligently and to the best of his ability, and shall devote substantially all of his time and efforts during normal business hours to the business and affairs of the


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         Company. During the Employment Period it shall not be a violation of this Agreement for the Executive to (A) deliver lectures, fulfill speaking engagements or teach at educational institutions, and (B) manage personal investments, so long as such activities described in clauses A and B do not interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement, and (C) with the advance approval of the Board, serve on corporate, civic or charitable boards or committees.

                  (b)      Compensation.
                           ------------

                           (i) Base Salary. During the Employment Period,
                               -----------
         the Executive shall receive an annual base salary ("Annual Base Salary") of not less than $300,000, which shall be paid in accordance with the Company's normal payroll practices.

                            (ii) Annual Bonuses. In addition to Annual Base
                                 --------------
         Salary, the Executive shall participate in the Company's Annual Incentive Program, or any successor annual bonus plan(s), with a target annual bonus opportunity of 100% of his Annual Base Salary. In addition, during the Employment Period, the Executive shall be entitled to participate in all long-term and other incentive plans, practices, policies and programs generally applicable to senior executive officers of the Company and its affiliated companies.

                            (iii) Savings and Retirement Plans. During the
                                  ----------------------------
         Employment Period, the Executive shall be entitled to participate in all savings and retirement plans, practices, policies and programs generally applicable to senior executive officers of the Company and its affiliated companies, subject to the Board's authority to modify or terminate any such plans, practices, policies or programs on a Company-wide basis at any time.

                           (iv) Welfare Benefit Plans. During the Employment
                                ---------------------
         Period, the Executive and/or the Executive's family, as the case may be, shall be eligible for participation in and shall receive all benefits under welfare benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent generally applicable to senior executive officers of the Company and its affiliated companies, subject to the Board's authority to modify or terminate any such plans, practices, policies or programs on a Company-wide basis at any time.

                           (v) Expenses. During the Employment Period, the
                               --------
         Executive shall be entitled to receive prompt reimbursement, in accordance with Company policy, for all reasonable expenses incurred by the Executive in performing his duties hereunder.

                           (vi) Vacation. During the Employment Period, the
                                --------
         Executive shall be entitled to paid vacation in accordance with the plans, policies, programs and practices of the Company and its affiliated companies as in effect from time to time.

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         4. Termination of Employment.
            -------------------------

                  (a) Death or Disability. The Executive's employment shall
                      -------------------
terminate automatically upon the Executive's death during the Employment Period. If the Company determines in good faith that the Disability of the Executive has occurred during the Employment Period (pursuant to the definition of Disability set forth below), it may give to the Executive written notice in accordance with Section 9(b) of this Agreement of its intention to terminate the Executive's employment. In such event, the Executive's employment with the Company shall terminate effective on the 30th day after receipt of such notice by the Executive (the "Disability Effective Date"), provided that, within the 30 days after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. For purposes of this Agreement, "Disability" shall mean the Executive's long term disability for purposes of any reasonable occupation as determined under the Company's disability plan that is applicable to the Executive.

                  (b) Cause. The Company may terminate the Executive's
                      -----
employment during the Employment Period for Cause. For purposes of this Agreement, "Cause" shall mean:

                           (i) the willful and continued failure of the Executive to perform substantially the Executive's duties with the Company or one of its affiliates (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Executive by the Board of the Company which specifically identifies the manner in which the Board believes that the Executive has not substantially performed the Executive's duties,

                           (ii) the willful engaging by the Executive in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company;

                           (iii) the Executive's conviction of, or plea of guilty or no contest to, a felony or any other crime involving moral turpitude, fraud, theft, embezzlement or dishonesty; or

                           (iv) the Executive's habitual drug or alcohol abuse.

For purposes of this provision, no act or failure to act, on the part of the Executive, shall be considered "willful" unless it is done, or omitted to be done, by the Executive in bad faith or without reasonable belief that the Executive's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Executive in good faith and in the best interests of the Company. The cessation of employment of the Executive shall not be deemed to be for Cause unless and until there shall have been delivered to the Executive a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board at a meeting of the Board called and held for such purpose (after reasonable notice is provided to the Executive and the Executive is given an opportunity, together with counsel, in the case of conduct described in subparagraph (i) or (ii) above, to be heard before the Board), finding that, in the good faith opinion of the Board, the Executive is


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guilty of the conduct described in subparagraph (i), (ii), (iii) or (iv)
above, and specifying the particulars thereof in detail.

                  (c) Good Reason. The Executive's employment may be
                      -----------
terminated by the Executive for Good Reason. For purposes of this Agreement, "Good Reason" shall mean:

                           (i) a material failure by the Company to comply with any of the provisions of Section 3(b) of this Agreement relating to compensation, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive;

                           (ii) the assignment to the Executive of any duties inconsistent in any respect with the Executive's position as Senior Vice President, Solutia Inc. and President, CPFilms and the authority, duties and responsibilities contemplated by Section 3(a) of this Agreement, or any other action by the Company which results in a material diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Executive; provided, that, a sale by the Company of subtantially all of its assets shall constitute a diminution in Executive's position, authority, duties and responsibilities for purposes of this Section 4(c)(ii); or

                           (iii) the failure of the Company and the Executive to enter into a new employment agreement by the last day of the Employment Period.

If the Executive terminates his employment for Good Reason pursuant to subparagraph (ii) above as a result of a sale by the Company of substantially all of its assets, then the Executive shall make himself available to the Company as a paid independent consultant for such fee, at such times, over such period of time and for such number of hours as the parties shall reasonably agree, taking account of any new employment that the Executive may undertake.

                  (d) Notice of Termination. Any termination by the Company
                      ---------------------
for Cause, or by the Executive for Good Reason, shall be communicated by Notice of Termination to the other party hereto given in accordance with
Section 9(b) of this Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than 30 days after the giving of such notice). The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Cause shall not waive any right of the Executive or the Company, respectively, hereunder or preclude the Executive or the Company, respectively, from asserting such fact or circumstance in enforcing the Executive's or the Company's rights hereunder.


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                  (e) Date of Termination. "Date of Termination" means (i)
                      -------------------
if the Executive's employment is terminated by the Company for Cause, or by the Executive for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be, (ii) if the Executive's employment is terminated by the Company other than for Cause or Disability, the Date of Termination shall be the date on which the Company notifies the Executive of such termination and (iii) if the Executive's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Executive or the Disability Effective Date, as the case may be.

         5. Obligations of the Company upon Termination.
            -------------------------------------------

                  (a) Good Reason; Other Than for Cause. If, during the
                      ---------------------------------
Employment Period, the Company shall terminate the Executive's employment other than for Cause or the Executive shall terminate employment for Good
Reason:


                           (i) the Company shall pay to the Executive in a
                  lump sum in cash within ten days of the Date of Termination the aggregate of the following amounts:


                                    A. the sum of (1) the Executive's
                  accrued Annual Base Salary through the Date of Termination, (2) any annual bonus earned by the Executive with respect to the previous year, and (3) any accrued vacation pay, in each case to the extent not theretofore paid (the sum of the amounts described in clauses (1), (2) and (3) shall be hereinafter referred to as the "Accrued Obligations"); and


                                    B. an amount equal to 200% of the
                  Executive's Annual Base Salary immediately prior to the Date of Termination (the "Severance Payment").

                            (ii) subject to the provisions of Section 9(f)
                  hereof, to the extent not theretofore paid or provided, the Company shall timely pay or provide to the Executive any other amounts or benefits, excluding any severance or separation pay or benefits, required to be paid or provided or which the Executive is eligible to receive under any plan, program, policy, practice, contract or agreement of the Company and its affiliated companies, including, without limitation, the vested benefit, if any, of the Executive under any qualified defined contribution retirement plan of the Company and its affiliated companies in which the Executive participates, in accordance with the terms of such plan (such other amounts and benefits shall be hereinafter referred to as the "Other Benefits");


                           (iii) the Company shall continue to provide (on the same basis as at the Executive's Date of Termination) for the continued participation of the Executive and, to the extent applicable, his family, in the Company's medical, dental, vision and basic life insurance plans and programs, for a period of four months commencing with the Date of Termination; and

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                           (iv) the Company shall provide the Executive with
         outplacement services during the twelve month period commencing with the Date of Termination up to an aggregate cost of $25,000.

                  (b) Death. If the Executive's employment is terminated by
                      -----
reason of the Executive's death during the Employment Period, this Agreement shall terminate without further obligations to the Executive's legal representatives under this Agreement, other than for timely payment or provision of the following:

                  (i)      Accrued Obligations, and

                  (ii)     Other Benefits.

Accrued Obligations shall be paid to the Executive's estate or beneficiary, as applicable, in a lump sum in cash within 30 days of the Date of Termination.

Amounts to be paid under Section 5(b)(ii), other than benefits due from retirement plans tax qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended ("Code")("TQ Plans") shall be paid no later than 2 1/2 months after the end of the year in which the Executive dies.

                  (c) Disability. If the Executive's employment is
                      ----------
terminated by reason of the Executive's Disability during the Employment Period, this Agreement shall terminate without further obligations to the Executive, other than for timely payment or provision of the following:

                  (i) Accrued Obligations, and

                  (ii) Other Benefits.

Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination.

Amounts to be paid under Sections 5(c)(ii), other than TQ Plans shall be paid no later than 2 1/2 months after the year in which the Executive's employment terminates by reason of Disability.

                  (d) Cause; Other than for Good Reason. If the Executive's
                      ---------------------------------
employment shall be terminated for Cause during the Employment Period, or if the Executive voluntarily terminates employment during the Employment Period, excluding a termination for Good Reason, this Agreement shall terminate without further obligations to the Executive, other than for Accrued Obligations and the timely payment or provision of Other Benefits. In such case, all Accrued Obligations shall be paid to the Executive in a lump sum in cash within 30 days of the Date of Termination.

         6. Full Settlement; Legal Fees. The Company's obligation to make
            ---------------------------
the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts


                                     6

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payable to the Executive under any of the provisions of this Agreement, and such amounts shall not be reduced whether or not the Executive obtains other employment. The Company agrees to pay, to the full extent permitted by law, all legal fees and expenses which the Executive may reasonably incur as a result of any contest, in which the Executive is the prevailing party, by the Company, the Executive or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (whether such contest is between the Company and the Executive or between either of them and any third party, and including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement), plus in each case interest on any payment from the time at which the liability for the applicable legal fees and expenses was incurred by Executive, at the applicable Federal rate provided for in
Section 7872(f)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

         7. Confidential Information, Competitive Activity and
            --------------------------------------------------
Nonsolicitation.
---------------

                  (a) Confidential Information. As used herein,
                      ------------------------
"Confidential Information" means all technical and business information of the Company and its affiliated companies, whether patentable or not, which is of a confidential, trade secret and/or proprietary character and which is either developed by the Executive (alone or with others) or to which the Executive has had access during the Executive's employment. "Confidential Information" shall also include confidential evaluations of, and the confidential use or non-use by the Company or any affiliated company of, technical or business information in the public domain.

         The Executive shall use the Executive's best efforts and diligence both during and after employment by the Company to protect the confidential, trade secret and/or proprietary character of all Confidential Information. The Executive shall not, directly or indirectly, use (for the Executive or another) or disclose any Confidential Information, for so long as it shall remain proprietary or protectible as confidential or trade secret information, except as may be necessary for the performance of the Executive's duties with the Company.

         The Executive shall deliver promptly to the Company, at the termination of the Executive's employment, or at any other time at the Company's request, without retaining any copies, all documents and other material in the Executive's possession relating, directly or indirectly, to any Confidential Information.

         Each of the Executive's obligations in this Section shall also apply to the confidential, trade secret and proprietary information learned or acquired by the Executive during the Executive's employment from others with whom the Company or any affiliated company has a business relationship.

         The Executive understands that the Executive is not to disclose to the Company or any affiliated company, or use for its benefit, any of the confidential, trade secret or proprietary information of others, including any of the Executive's former employers.



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                  (b) Covenant Not to Compete.
                      -----------------------

                  (i) Definitions. For purposes of this Section, in addition
                      -----------
to terms defined elsewhere herein, the following capitalized terms have the following meanings.

                  (A)      "Affiliate" means: (i) any Person which, directly
                            ---------
                           or indirectly, is in control of, is controlled by or is under common control with the party for whom an affiliate is being determined; (ii) any Person who is a director or officer of any Person described in clause (i) above or of the party for whom an affiliate is being determined; or (iii) any partner (general or limited), trustee, beneficiary, spouse, child or sibling of any Person described in clause (i) above or of the party for whom an affiliate is being determined. For purposes hereof, control of a Person means the power, direct or indirect, to: (x) vote 5% or more of the securities having ordinary voting power for the election of directors (or comparable positions) of such Person; or (y) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise and either alone or in conjunction with others.

                  (B)      "Business" means any business in which CPF is
                            --------
                           currently engaged, including, but not limited to, the business of designing, manufacturing and selling window film, precision coated films, tint or shading products and related services and any other businesses which CPF may engage in or substantially contemplate engaging in through formal evaluation or study during the Employment Period.

                  (C)      "Person" means any natural person, corporation,
                            ------
                           limited partnership, general partnership, joint venture, association, company, trust, joint stock company, bank, trust company, land trust, vehicle trust, business trust, real estate investment trust, estate, limited liability company, limited liability partnership or other organization irrespective of whether it is a legal entity, and any governmental authority.

                  (D)      "Non-Compete Term" means the Employment Period
                            ----------------
                           for so long as it is in effect and regardless of the reason it ends and the two (2) year period thereafter.

                  (ii) Restrictions on Competition. Except on behalf of or
                       ---------------------------
as directed by the Company, Executive shall not, during the Non-Compete
Term, directly or indirectly, anywhere in the world: (i) engage in the Business; (ii) engage in any business which is in competition with CPF;
(iii) invest in any Person which is engaged in the Business or is engaged in any business which is in competition with CPF; (iv) be employed by or provide consulting services to any Person engaged in the Business or engaged in any business which is in competition with CPF; or (v) solicit, attempt to solicit, call upon, or otherwise accept for his own benefit or for the benefit of any other Person, any client or customer of CPF or in any way attempt to divert business from CPF (or its respective Affiliates, successors and assigns); or (vi) attempt to interfere with CPF's relationship with any of its customers.


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                  (c) Non-Solicitation of Employees. Executive agrees that,
                      -----------------------------
so long as he is employed by the Company and for a period of two (2) years after the termination of his employment for any reason whatsoever (regardless of which party terminates the employment relationship), he shall not, without the prior written approval of the Company (which approval may be granted or withheld in the Company's sole discretion), either individually or through an Affiliate, anywhere in the world, solicit, recruit, hire, attempt to hire, interfere with or otherwise accept services from any employee or independent contractor engaged by CPF within the preceding twelve (12) months or induce any employee or independent contractor engaged by CPF within the preceding twelve (12) months to terminate their relationship with CPF. This restriction is intended to protect CPF confidential business information, trade secrets, customer relationships, supply relationships, goodwill and loyalty.

                  (d) Permitted Investments. Anything herein to the contrary
                      ---------------------
notwithstanding, an investment by Executive in publicly traded stock of a Person which is engaged in the Business or is engaged in any business which is in competition with CPF shall not violate Section 7(b)(ii) hereof provided that Executive and all Affiliates of Executive own, in the aggregate, less than 2% of all the issued and outstanding stock of such Person.

                  (e) Restrictions, Reasonable Review. Executive hereby
                      -------------------------------
agrees that the restrictions set forth in this Section 7 are an integral aspect of this Agreement and are reasonable and necessary and, accordingly, that the Company (and their respective Affiliates, successors and assigns) shall be entitled to injunctive relief, from a court having jurisdiction with respect to the matter, for the purpose of restraining Executive and any Person in which Executive has an interest (as described in Section 7(b)(ii) hereof) from any actual or threatened breach of the restrictions set forth in this Section 7 and to any other appropriate relief. If any court of competent jurisdiction or arbitrator determines that the time period, activities covered or the geographical scope referenced in this Section 7 is unreasonable or otherwise in contravention of the law, such restrictions shall not be determined to be null and void and of no effect, but shall be reformed by the court or arbitrator to impose a reasonable time period, activities covered or geographical scope, as the case may be.

                  (f) Specific Performance and Injunctive Relief. Executive
                      ------------------------------------------
recognizes that, if he shall fail to perform, observe or discharge any of his obligations under this Section 7, no remedy at law will provide adequate relief to the Company. Therefore, the Company is hereby authorized to demand specific performance of this Section 7, and shall be entitled to temporary and permanent injunctive relief, in a court of competent jurisdiction at any time when Executive shall fail to comply with any of the provisions of this
Section 7 applicable to him.

                  (g) Acknowledgments. Executive hereby acknowledges and
                      ---------------
agrees that CPF's Business is worldwide in scope and activity and that the Company has a protectable business interest in its customer relationships and stock in trade throughout the world.


                  (h) Blue Pencil. If, at any time, the provisions of this
                      -----------
Section 7 shall be determined to be invalid or unenforceable under any applicable law, by reason of being vague or unreasonable as to area, duration or scope of activity, this Agreement shall be considered divisible and shall become and be immediately amended to only such area, duration and scope of activity as shall be determined to be reasonable and enforceable by the court or other body


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having jurisdiction over the matter and the Executive and the Company agree that this Agreement as amended shall be valid and binding as though any invalid or unenforceable provision had not been included herein.

         8. Successors.
            ----------

                  (a) This Agreement is personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Executive's legal representatives.

                  (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

         9. Miscellaneous.
            -------------

                  (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                  (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Executive:

                  Kent J. Davies
                  [home address]

                  If to the Company:

                  Rosemary L. Klein
                  Senior Vice President, General Counsel and Corporate Secretary Solutia Inc.
                  P.O. Box 66760 St. Louis, MO 63166-6760

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

                  (c) The invalidity or unenforceability of any one or more provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.


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                  (d) The Company may withhold from any amounts payable
under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                  (e) The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right the Executive or the Company may have hereunder shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

                  (f) This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, oral and written, between the parties hereto with respect to the subject matter hereof; provided, that this Agreement shall have no effect on the Executive's rights under any plan, program, policy or practice provided by the Company or any of its affiliated companies except that the benefits and other payments provided for pursuant to Section 5 hereof shall be in lieu of any severance or separation pay or benefits to which the Executive might otherwise be entitled under any plan, program, policy or arrangement of the Company and its affiliates.

                  (g) No amounts shall be payable pursuant to Section 5(a)(i)(B) of this Agreement unless and until the Executive shall have executed and delivered a waiver and release of claims against the Company substantially in the form attached hereto as Exhibit A.

                  (h) Except as otherwise provided by Section 7(f), in the event of any dispute, controversy or claim arising out of or relating to this Agreement or Executive's employment or termination thereof, the parties hereby agree to settle such dispute, controversy or claim in a binding arbitration by a single arbitrator in accordance with the Commercial Arbitration Rules of the American Arbitration Association, which arbitration shall be conducted in St. Louis, Missouri. The parties agree that the arbitral award shall be final and non-appealable and, except as otherwise provided by Section 7(f), shall be the sole and exclusive remedy between the parties hereunder. The parties agree that judgment on the arbitral award may be entered in any court having competent jurisdiction over the parties or their assets.

         10. Code Section 409A. Compliance.
             -----------------------------

                  (a) General Compliance. This Agreement is intended to meet
                      ------------------
the requirements of Section 409A of the Internal Revenue Code of 1986 (the "Code") and any and all rulings or regulations thereunder and may be administered in a manner that is intended to meet those requirements and shall be construed and interpreted in accordance with such intent. To the extent that any payment to be made hereunder is subject to Section 409A of the Code, such payment shall be made in a manner that will meet the requirements of Section 409A of the Code, such that the payment shall not be subject to the excise tax applicable under Section 409A of the Code. Any provision of this Agreement that would cause any payment hereunder to fail to satisfy Section 409A of the Code shall be amended (in a manner that as closely as practicable achieves the original intent of this Agreement) to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

                                     11

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                  (b) Distributions to Specified Employees. Notwithstanding
                      ------------------------------------
anything herein to the contrary, to the extent any distribution provided for under this Agreement is to be made on account of the Executive's "separation from service" under Code Section 409(A)(a)(2)(A)(i) and the Executive is classified as a "specified employee" under Code Section 409(A)(a)(2)(B)(i), such distribution shall not be made until six months and one day after the date of the Executive's separation from service (or date of death of the Executive, if earlier) if such distribution would otherwise, but for this section, have been distributed earlier. If additional regulations or other guidance is issued under Section 409A of the Code or a court of competent jurisdiction provides additional authority concerning the application of
Section 409A with respect to the payments described in Section 5 of the Agreement, then the provisions of such Section shall be amended to permit such payments to be made at the earliest time permitted under such additional regulations, guidance or authority that is practicable and achieves the original intent of this Agreement.

                  (c) Cooperation. The Executive and the Company agree to
                      -----------
cooperate to make such amendments to the terms of this Agreement as may be necessary to avoid the imposition of penalties and additional taxes under
Section 409A of the Code.

         11. Counterparts. This Agreement may be executed in separate
             ------------
counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party in original or facsimile form.

IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization from its Board of Directors, the Company has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.



                                     -------------------------------
                                     Kent J. Davies



                                     SOLUTIA INC.

                                     By
                                       -----------------------------------------
                                       Rosemary L. Klein







                                     12

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

                                                                   Exhibit A
                                                                   ---------

                             WAIVER AND RELEASE

         Reference is made to that Agreement (the "Agreement"), dated as of ______________, 2006, by and among Solutia, Inc., a Delaware corporation ("Solutia"), CPFilms, Inc., a Delaware corporation and wholly owned subsidiary of Solutia ("CPF"; and together with Solutia collectively, the "Company"), and Kent J. Davies (the "Executive"). This Waiver and Release (this "Waiver") is made as of the ____ day of ____________, 200__, by the Executive pursuant to Section 9(g) of the Agreement.

              Release and Waiver of Claims Against the Company
              ------------------------------------------------

         (a) The Executive, on behalf of himself, his agents, heirs, successors, assigns, executors and administrators, in consideration for the payments and other consideration provided for under the Agreement, hereby forever releases and discharges the Company and its successors, their affiliated entities, and their past and present directors, employees, agents, attorneys, accountants, representatives, plan fiduciaries, successors and assigns from any and all known and unknown causes of action, actions, judgments, liens, indebtedness, damages, losses, claims, liabilities, and demands of whatsoever kind and character in any manner whatsoever arising on or prior to the date of this Waiver, including but not limited to (i) any claim for breach of contract, breach of implied covenant, breach of oral or written promise, wrongful termination, intentional infliction of emotional distress, defamation, interference with contract relations or prospective economic advantage, negligence, misrepresentation or employment discrimination, and including without limitation alleged violations of Title VII of the Civil Rights Act of 1964, as amended, prohibiting discrimination based on race, color, religion, sex or national origin; the Family and Medical Leave Act; the Americans With Disabilities Act; the Age Discrimination in Employment Act; other federal, state and local laws, ordinances and regulations; and any unemployment or workers' compensation law, excepting only those obligations of the Company expressly recited in the Agreement or this Waiver and any claims to benefits under the Company's employee benefit plans as defined exclusively in written plan documents; (ii) any and all liability that was or may have been alleged against or imputed to the Company by the Executive or by anyone acting on his behalf; (iii) all claims for wages, monetary or equitable relief, employment or reemployment with the Company in any position, and any punitive, compensatory or liquidated damages; and (iv) all rights to and claims for attorneys' fees and costs except as otherwise provided herein or in the Agreement.

         (b) The Executive shall not file or cause to be filed any action, suit, claim, charge or proceeding with any federal, state or local court or agency relating to any claim within the scope of this Waiver. In the event there is presently pending any action, suit, claim, charge or proceeding within the scope of this Waiver, or if such a proceeding is commenced in the future, the Executive shall promptly withdraw it, with prejudice, to the extent he has the power to do so. The Executive represents and warrants that he has not assigned any claim released herein, or authorized any other person to assert any claim on his behalf.


                                     13

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         (c) In the event any action, suit, claim, charge or proceeding within the scope of this Waiver is brought by any government agency, putative class representative or other third party to vindicate any alleged rights of the Executive, (i) the Executive shall, except to the extent required or compelled by law, legal process or subpoena, refrain from participating, testifying or producing documents therein, and (ii) all damages, inclusive of attorneys' fees, if any, required to be paid to the Executive by the Company as a consequence of such action, suit, claim, charge or proceeding shall be repaid to the Company by the Executive within ten (10) days of his receipt thereof.

         (d) In the event of a breach of this Waiver by the Executive, the Company's obligations pursuant to the Agreement shall cease as of the date of such breach. Furthermore, the Executive understands that his breach of the provisions of this Waiver will cause monetary damages to the Company. Thus, should the Executive breach the provisions of this Waiver, he shall be required to pay the Company, as liquidated damages, the Severance Payment paid by the Company to the Executive pursuant to the Agreement plus all costs and expenses, including all attorneys' fees and expenses, that the Company incurs in enforcing this Waiver. The Executive agrees that the foregoing amount of liquidated damages is reasonable and necessary, and does not constitute a penalty.


         Voluntary Execution of Waiver.
         ------------------------------

         BY HIS SIGNATURE BELOW, THE EXECUTIVE ACKNOWLEDGES THAT:

         (A) I HAVE RECEIVED A COPY OF THIS WAIVER AND WAS OFFERED A PERIOD OF TWENTY-ONE (21) DAYS TO REVIEW AND CONSIDER IT;

         (B) IF I SIGN THIS WAIVER PRIOR TO THE EXPIRATION OF TWENTY-ONE
(21) DAYS, I KNOWINGLY AND VOLUNTARILY WAIVE AND GIVE UP THIS RIGHT OF
REVIEW;

         (C) I HAVE THE RIGHT TO REVOKE THIS WAIVER FOR A PERIOD OF SEVEN
(7) DAYS AFTER I SIGN IT BY MAILING OR DELIVERING A WRITTEN NOTICE OF REVOCATION TO THE COMPANY'S GENERAL COUNSEL, NO LATER THAN THE CLOSE OF BUSINESS ON THE SEVENTH DAY AFTER THE DAY ON WHICH I SIGNED THIS WAIVER;

         (D) THIS WAIVER SHALL NOT BECOME EFFECTIVE OR ENFORCEABLE UNTIL THE SEVEN DAY REVOCATION PERIOD HAS EXPIRED WITHOUT THE WAIVER HAVING BEEN REVOKED;

         (E) THIS WAIVER WILL BE FINAL AND BINDING AFTER THE EXPIRATION OF THE REVOCATION PERIOD REFERRED TO IN (C). I AGREE NOT TO CHALLENGE ITS ENFORCEABILITY;

         (F) I AM AWARE OF MY RIGHT TO CONSULT AN ATTORNEY, HAVE BEEN ADVISED IN WRITING TO CONSULT WITH AN ATTORNEY, AND HAVE HAD THE


                                     14

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OPPORTUNITY TO CONSULT WITH AN ATTORNEY, IF DESIRED, PRIOR TO SIGNING THIS
WAIVER;

         (G) NO PROMISE OR INDUCEMENT FOR THIS WAIVER HAS BEEN MADE EXCEPT AS SET FORTH IN THIS WAIVER;

         (H) I AM LEGALLY COMPETENT TO EXECUTE THIS WAIVER AND ACCEPT FULL RESPONSIBILITY FOR IT; AND

         (I) I HAVE CAREFULLY READ THIS WAIVER, ACKNOWLEDGE THAT I HAVE NOT RELIED ON ANY REPRESENTATION OR STATEMENT, WRITTEN OR ORAL, NOT SET FORTH IN THIS DOCUMENT OR THE AGREEMENT, AND WARRANT AND REPRESENT THAT I AM SIGNING THIS WAIVER KNOWINGLY AND VOLUNTARILY.


         Intending to be legally bound, I have signed this Waiver as of the date first set forth above.


                                             -------------------------------
                                             Kent J. Davies






                                     15